SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2007

                First Federal of Northern Michigan Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

      Maryland                           0-31957                  32-0135202
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(State or other jurisdiction       (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)



100 S. Second Ave., Alpena, Michigan                                49707
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On November 6, 2007, First Federal of Northern Michigan Bancorp, Inc. reported earnings for the quarter ended September 30, 2007. A press release dated November 6, 2007, giving details associated with the company's earnings is attached as Exhibit 99 to this report. The information included in Exhibit 99 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired. Not Applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable.

(d)  Exhibits.

             Exhibit No.                  Description
             ----------                   ------------
                 99                       Press release dated November 6, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   FIRST FEDERAL OF NORTHERN
                                                   MICHIGAN BANCORP, INC.


DATE:  November 7, 2007                     By:    /s/ Amy E. Essex
                                                   -----------------------------
                                                   Amy E. Essex
                                                   Chief Financial Officer